UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2007

SOLSTICE RESORTS INC.
(f/k/a DTLL, INC.)
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-30608	41-1279182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Harbor View Lane	49770
Petoskey, Minnesota	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (206) 339-9221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 27, 2007, the Registrant filed an Amendment to its Articles of Incorporation (the "Amendment") with the Secretary of State of the state of Minnesota  changing its legal name from DTLL, Inc. to Solstice Resorts Inc. Effective September 7, 2007, the ticker symbol for the Registrant’s common stock will be SOSR. The Amendment is attached hereto as Exhibit 3.1 to this Form 8-K.

Item 8.01 Other Events.

The Registrant issued a press release (the "Press Release") on August 23, 2007 announcing the application for the name change. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K being furnished under this Item 8.01 and Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title
3.1	Amendment of Articles of Incorporation.
99.1	Press Release, dated August 23, 2007 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLSTICE RESORTS INC.

Date: September 6, 2007	By:	/s/ Dual B. Cooper
Dual B. Cooper
Chief Executive Officer (Authorized signatory)